AVISTA®

Positioned for performance: An overview of Q1 2017 and beyond

AGA Financial Forum
Orlando, Florida
May 2017

Disclaimer

All forward-looking statements are Avista management's present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

For more information on such factors and uncertainties, consult Avista's most recent form 10-K and 10-Q, which are available on our website at www.avistacorp.com

Strong and stable utility core

Avista Utilities

- Regulated electric and natural gas operations
- Serves customers in Washington, Idaho and Oregon
- Contributes about 95% of earnings

Alaska Electric Light & Power Company (AEL&P)

- Regulated electric operations
- Serves customers in City and Borough of Juneau



Long history of service, trust, innovation and collaboration

Photo: Spokane River Upper Falls

AVISTA

Steadily building long-term value

Projecting long-term earnings and dividend growth of 4% to 5%

Avista Utilities	▪ 5% to 6% rate base growth through utility capital investments ▫ Upgrading infrastructure; grid modernization ▪ Customer growth ~1% ▪ Near-term earnings are challenged due to 2016 Washington rate order ▫ Committed to reducing timing lag and align our earned returns with those authorized by the 2019-2020 time period
AEL&P	▪ Strong near-term rate base growth through investment in generation ▪ Customer and load growth ~1%
Strategic Investments	▪ Developing platforms for future growth ▫ Targeting expanded natural gas services via LNG* ▫ Exploring data science and advanced analytics ▫ Investing in emerging technologies

Reliably building value for our customers, investors, communities and employees

*LNG: Liquefied natural gas

Avista Utilities

Investments in utility infrastructure

Solid foundation and continued commitment to innovation

Providing safe and reliable service for 128 years

- Diverse customer base
  - 30,000 square mile service territory
  - Service area population 1.6 million
    - 377,000 electric customers
    - 340,000 natural gas customers
- Strong customer focus
  - 90% percent or better customer satisfaction ratings every year since 1999
  - Developing key customer initiatives
- Invested in our communities
  - More than $2 million per year in charitable donations and over 48,000 volunteer hours from our employees



Kettle Falls
Sandpoint
Noxon
MONTANA
Seattle
Spokane
Coeur d'Alene
WASHINGTON
Olympia
Othello
Missoula
Helena
Jackson Prairie
Natural Gas Storage
Pullman
Moscow
Clarkston
Lewiston
Goldendale
Stevenson
Grangeville
Portland
La Grande
Salem
IDAHO
OREGON
Boise
Roseburg
Medford
Klamath Falls
AVISTA SERVICE TERRITORY
Electric
Natural Gas
Electric and Natural Gas

Information as of Dec. 31, 2016

A responsible mix of generation

Founded on clean, renewable hydropower

- Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs
- Long resources through 2021; evaluating preferred resource strategy and will file an electric Integrated Resource Plan in August
- Exceeds Washington state's 15% Renewable Portfolio Standard for the next 20 years



Post Falls Dam, Idaho

Avista Utilities Electricity Generation Resource Mix*
Dec. 31, 2016



Natural Gas 35%
Hydro 49%
Coal 9.5%
Wind 4.5%
Biomass 2%

*Based on maximum capacity
Excludes AEL&P

AVISTA

Investments to upgrade our systems

5% to 6% rate base growth

Avista Utilities Capital Expenditures**
($ millions)


Environmental
Other*
Gas
Customer Growth
Enterprise Technology
Generation
T&D
$403
$17
$36
$46
$50
$53
$55
$139
$405
$21
$42
$49
$47
$50
$59
$137
$405
$14
$40
$46
$43
$47
$48
$164
$405
$9
$48
$52
$42
$46
$47
$157
2016
2017
2018
2019
Projected

* Other includes Facilities and Fleet

** Excludes capital expenditures at AEL&P of $16 million in 2016, and projected capital expenditures of $7 million in 2017, $7 million 2018 and $13 million in 2019

Investing in our utility

Preserving and enhancing service reliability



Advanced Metering Infrastructure (AMI)



Aldyl A Natural Gas Pipe Replacement



Electric Vehicle Pilot Program



Grid Modernization



Little Falls Plant Upgrade

AVISTA

Driving Effective Regulatory Outcomes

Recovery of costs and capital investments

Washington

- May 1, 2017, filed a petition with the Commission requesting deferred accounting treatment for investment costs associated with the Washington Advanced Metering Infrastructure (AMI) project.
- Expect to file a revenue increase request to update power supply costs to obtain partial rate relief during 2017. This separate filing will request a revenue increase of approximately $15.0 million (just under 3% of revenue) to occur in the third quarter of 2017.
- Expect to file a new electric and natural gas general rate case in the second quarter of 2017. Our filing will include a three-year rate plan.

Idaho

- Dec. 28, 2016, received approval of all-party settlement agreement designed to increase annual electric base revenues by 2.6% or $6.3 million, plus continued recovery of $4.1 million of costs related to Palouse Wind Project through the PCA mechanism.
- Based on a 9.5% return on equity with a 50.0% common equity ratio.
- New rates took effect Jan. 1, 2017.
- Plan to file electric and natural gas general rate case in Q2 2017.

Oregon

- May 16, 2017, filed an all-party settlement agreement designed to increase annual natural gas billed revenues by 3.7% or $3.5 million.
- Based on 50% equity ratio and 9.4% return on equity.
- If the settlement agreement is approved by the Commission, new rates would take effect on Oct. 1, 2017.

Alaska

- Sept. 16, 2016, filed an electric general rate request to increase revenues by 8.1% or $2.8 million.
- An interim rate increase of 3.86% or $1.3 million was effective Nov. 23, 2016.
- An additional $2.9 million annually from interruptible service was approved to reduce overall revenue requirement from $5.7 million to $2.8 million.
- Request based on a 58% equity ratio and a 13.8% return on equity.
- The RCA has approximately 15 months to rule on the permanent rate increase.
- The statutory timeline for the AEL&P GRC, with the consent of the parties, has been extended to Feb. 8, 2018.

Alaska Electric Light & Power Company (AEL&P)

Growing the utility core

Diversifying our utility footprint

AEL&P

Oldest regulated electric utility in Alaska, founded in 1893

- Serves 17,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower
- One of the lowest-cost electric utilities in the state
- Approved capital structure of 53.8% equity and an authorized return on equity of 12.875%



Barrow
Arctic Ocean
Alaska
Fairbanks
Nome
Canada
Anchorage
Valdez
Bethel
Homer
Juneau
Bering Sea
Kodiak
Gulf of Alaska
Sitka
Ketchikan
Pacific Ocean



Juneau, Alaska

AVISTA

Strategic Investments

Developing platforms for future growth

Creating new growth platforms

- Expand natural gas services via LNG
  - Salix (subsidiary)
    - Generation – diesel substitution
    - Marine and rail fueling
  - Plum Energy
    - Small LNG project investments
- Targeted investments
  - Energy Impact Partners
    - Private equity fund that invests in emerging technologies, services, and business models throughout electricity supply chain with a collaborative, strategic investment approach
  - TROVE
    - Leverage AMI, consumer and other data through predictive analytics to create utility value
  - Spirae
    - Microgrid and distributed energy resource management platform

Financial

Performance Metrics

Prudent Balance Sheet and Liquidity

$252.9 million of available liquidity at Avista Corp. as of March 31, 2017

- In second half of 2017, expect to issue up to $110.0 million of long-term debt and up to $70.0 million of common stock in order to fund planned capital expenditures and maintain an appropriate capital structure



No significant maturities until 2018
($ millions)
$273
$90*
$52
$250
$14
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027



Consolidated Capital Structure
March 31, 2017
Equity 47.8%
Debt 52.2%

Additional long-term debt maturities beyond 2027 not shown

*Excludes debt maturities of $15 million at Alaska Energy and Resources Company in 2019

Continued long-term earnings growth

Total Earnings per Diluted Share
Attributable to Avista Corporation

Business Segments	Q1 2017	Q1 2016
Avista Utilities	$0.90	$0.88
AEL&P	$0.06	$0.05
Other	-	$(0.01)
Diluted EPS	**$0.96**	**$0.92**



$1.85
$3.10
$1.97
$2.15
$1.80-$2.00
2013
2014
2015
2016
2017 Guidance *
Continuing Operations
Ecova (DiscOp)

* 2017 earnings negatively impacted by Washington order

AVISTA

Confirming 2017 Earnings Guidance

2017 Earnings Guidance	
Avista Utilities	$1.71 – $1.85
AEL&P	$0.10 – $0.14
Other	$(0.01) – $0.01
Consolidated	**$1.80 – $2.00**

Guidance Assumptions

- Our outlook for Avista Utilities assumes, among other variables, normal precipitation and temperatures and slightly higher than normal hydroelectric generation for the remainder of the year.
- Our outlook for AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.
- Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability.
- The midpoint of our guidance range for Avista Utilities includes $.07 of expense under the ERM; which is within the 90 percent customers/10 percent shareholders sharing band. Our current expectation for the ERM is an expense position within the 50 percent customers/50 percent shareholders sharing band, an improvement of $0.01 to $0.02 per diluted share from our original guidance. Our guidance does not include any amounts related to our potential power supply update request for 2017.

AVISTA

Attractive and growing dividend

Dividend growth expected to keep pace with long-term earnings growth



$1.22
$1.27
$1.32
$1.37
$1.43*
Annual Dividend Growth 4% to 5%
2013
2014
2015
2016
2017*

*Current quarterly dividend of $0.3575 annualized

An attractive investment

- Strong and responsible core utility
  - Investing substantially to modernize infrastructure and upgrade systems
  - Steady returns and attractive dividend yield
  - One of the greenest utilities in the U.S.*
  - Committed to reducing current regulatory timing lag of 100-120 bps by the 2019-2020 time period
- Focus on utility growth
  - Selective acquisitions
  - Developing new products and services and supporting economic development throughout service area
- Positioning for the future
  - Strategically investing in ways to extend access to natural gas via LNG, leverage AMI data through applied analytics, gain insight into leading-edge energy solutions
  - Track record of innovation (e.g. Itron, ReliOn, Ecova)



Reliably building value for our customers, investors, communities and employees

Photo: Cabinet Gorge Dam

*Source: *Benchmarking Air Emissions of the 100 Largest Power Producers in the United States*, NRDC, July 2016

AVISTA

We welcome your questions

Company Contact

Jason Lang, Investor Relations Manager

509-495-2930

Jason.Lang@avistacorp.com

www.avistacorp.com



Photo: Huntington Park, Spokane, Wash.